Preferred Stock	6 Months Ended
Jun. 30, 2021
Disclosure Text Block [Abstract]
Preferred Stock
Note 8
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PREFERRED STOCK
The Company is authorized to issue up to 100,000,000 shares of preferred stock, par value $0.01 per share. On December 20, 2019, the Company issued 125 shares of 12.5% Series A Preferred Stock resulting in net proceeds of $60,600, after deducting legal fees and offering expenses. The Company at its option, may redeem shares of the Series A Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price equal to $1,000 per share plus all accrued and unpaid dividends thereon to and including the date fixed for redemption. The shares of Series A Preferred Stock are not convertible into or exchangeable for any other property or securities of the Company. The shares of Series A Preferred Stock are subject to restrictions on ownership and transfer. The holders of the Series A Preferred Stock shall not be entitled to vote on any matter submitted to the stockholders of the Company for a vote.
On April 4, 2021, the Company redeemed the 125 shares of Series A Preferred Stock outstanding. The shares were redeemed at a redemption price of $1,000 per share, plus accrued and unpaid dividends and an early redemption fee for a total payment of $137,416, in cash. As of June 30, 2021, there was no preferred stock outstanding.